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                                                                    EXHIBIT 99.1


       CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
            OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Protection One, Inc. ("POI"), its subsidiary Protection One Alarm Monitoring, Inc. ("Monitoring") and Monitoring's subsidiaries (collectively the "Company"), and their respective affiliates, from time to time issue written and/or oral statements that may contain froward- looking information, including projections, estimates, forecasts, plans and objectives. The Company wishes to ensure that any and all forward looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"), as set forth in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Accordingly, each such forward-looking statement is qualified in its entirety by reference to, and is accompanied by, the risk factors described below, which could cause the Company's future results and stockholder values to differ materially from those expressed in such statement.

         Any forward looking statement made by or on behalf of the Company speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New risks, uncertainties and other factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward looking statement. Therefore, forward looking statements should not be relied upon as guarantees or predictions of actual future performance or results.

         Risks Related to High Leverage. The Company is highly leveraged. At June 30, 1996, the Company's consolidated indebtedness was $207.1 million, and Monitoring had unused borrowing capacity under its revolving credit facility (the "Revolving Credit Facility") of $19.1 million. (POI is a holding company with no operations of its own and no significant assets other than POI's ownership of the capital stock of Monitoring.) As of June 30, 1996, after giving effect to the offering and sale of $103.5 million aggregate principal amount of Monitoring's 6-3/4% Convertible Senior Subordinated Notes due 2003 (the "Convertible Notes") that were issued on September 20, 1996 and (pursuant to the exercise in full of the underwriters' over-allotment option) on October 11, 1996, and the application of the net proceeds thereof, the Company's consolidated indebtedness would have been $229.6 million (excluding $1.2 million of contingent reimbursement obligations under outstanding letters of credit), and Monitoring would have had unused borrowing capacity under the Revolving Credit Facility of $100.0 million. Future additions of subscriber accounts through the purchases from Company's independent dealers (the "Dealer Program") and acquisitions of subscriber account portfolios will require additional borrowings under Monitoring's revolving credit facility (the Revolving Credit Facility), thereby further increasing the Company's leverage. See "Risks Related to Acquisitions." All borrowings then outstanding under the Revolving Credit Facility are currently due in full on January 3, 2000. Although Monitoring believes that it will be able to obtain further extensions of the maturity date of the Revolving Credit Facility from time to time, or will be able to refinance the Revolving Credit Facility prior to its present maturity date, there can be no assurance that Monitoring will be able to do so. Monitoring will be required to make semiannual cash payments of interest on the Convertible Notes of $3.5 million beginning March 15, 1997; in addition, the principal amount of Monitoring's 13-5/8% Senior Subordinated Discount Notes due 2005 (the "Discount Notes") will accrete in value until June 30, 1998, and Monitoring will be required to make cash payments of interest on the Discount Notes beginning on December 31, 1998. Based on the Discount Notes' interest rate of 13-5/8%, such interest payment will be $11.3 million
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semiannually, or $22.6 million per year.  There can be no assurance that
Monitoring's cash flows from operations will be sufficient to make the required interest payments on the Convertible Notes, the Discount Notes and borrowings under the Revolving Credit Facility.

         The indentures pursuant to which the Convertible Notes and the Discount Notes were issued (the "Convertible Notes Indenture" and the "Discount Notes Indenture," respectively ) do not provide for any current amortization of principal or require the establishment of any reserves or sinking funds in respect of the payment of principal. As a result, Monitoring will be required to repay the full principal amount of the Convertible Notes ($103.5 million) on September 15, 2003 and the full principal amount of the Discount Notes ($166.0 million) on June 30, 2005. There can be no assurance that Monitoring will have the cash necessary to repay the Convertible Notes and the Discount Notes at maturity or will be able to refinance such obligations.

         Monitoring's ability to pay the principal of and interest on the Convertible Notes and the Discount Notes and continue to service its other indebtedness will be subject to various business, financial and other factors, many of which are beyond the Company's control. In addition, each of the Discount Notes Indenture, the agreement governing the Revolving Credit Facility (the "Credit Agreement") and, to a lesser extent, the Convertible Notes Indenture includes covenants that restrict the operational and financial flexibility of the Company. Failure to comply with certain covenants would, in some instances, permit the holders of the Convertible Notes or the Discount Notes or the lenders under the Revolving Credit Facility to accelerate the maturity of Monitoring's obligations thereunder, and in other instances could result in cross-defaults permitting the acceleration of all such debt and debt under other agreements.

         The Company's high degree of leverage may have important consequences, including the following: (i) a substantial portion of the Company's cash flow from operations is, and will continue to be, dedicated to the payment of the principal of and interest on the Company's indebtedness, thereby, reducing the funds available to the Company for its operations and future growth or other business opportunities; (ii) the Company's ability to obtain additional financing in the future for working capital, the Dealer Program, acquisitions of portfolios of subscriber accounts, capital expenditures, general corporate purposes or other purposes may be impaired; (iii) the Convertible Notes Indenture, the Discount Notes Indenture and the Credit Agreement contain, and are expected to continue to contain, certain restrictive covenants, including certain covenants that require the Company to obtain the consent of the lenders under the Revolving Credit Facility and to maintain certain financial ratios in order to undertake significant acquisitions of portfolios of subscriber accounts; (iv) Monitoring's borrowings under the Revolving Credit Facility are at floating rates of interest, causing the Company to be vulnerable to increases in interest rates; (v) the Company will be more vulnerable to a downturn in the Company's business or the economy generally; and (vi) the Company's ability to compete against other less leveraged companies may be adversely affected.

         Risks Related to Acquisitions. A principal element of the Company's business strategy is to acquire portfolios of alarm monitoring accounts.
During the fiscal 1992-1995 period, the Company completed 87 acquisitions of the portfolios of subscriber accounts of other alarm service companies, and those acquisitions were the primary source of the Company's growth during that period. Although the Dealer Program is anticipated to be an increasingly important component of the Company's growth, an additional 27 portfolios of subscriber accounts were acquired during the first nine months of fiscal 1996, and acquisitions of portfolios of subscriber accounts are expected to continue. The Company faces competition for the acquisition of portfolios of subscriber accounts, and may be required to offer higher prices for acquired accounts than the Company has in the past. See "Competition." In addition, due to the continuing consolidation of the security alarm industry and the acquisition by the Company and other alarm companies of a number of large portfolios of subscriber accounts, there may in the future be fewer large portfolios of subscriber accounts available for acquisition. There can be no assurance that the Company will be able to find acceptable acquisition candidates or, if such candidates are identified, that acquisitions can be consummated on terms acceptable to the Company.

         Acquisitions of portfolios of subscriber accounts involve a number of special risks, including the possibility of unanticipated problems not discovered prior to the acquisition, account attrition and the diversion





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of management's attention from other business activities in order to focus on the assimilation of accounts. For acquisitions that are structured as the purchase of the stock of other alarm companies, the Company may assume unexpected liabilities and must dispose of the unnecessary assets of the acquired companies.

         Because the Company's primary consideration in acquiring a portfolio of subscriber accounts is the amount of cash flow that can be derived from the monthly recurring revenue ("MRR") associated with the purchased accounts, the price paid by the Company is customarily directly tied to such MRR. The price paid varies based on the number and quality of accounts being purchased from the seller, the historical activity of such accounts and other factors. The seller typically does not have audited historical financial information with respect to the acquired accounts; thus, in making acquisitions the Company generally has relied on management's knowledge of the industry, due diligence procedures and representations and warranties of the sellers. There can be no assurance that such representations and warranties are true and complete or, if such representations and warranties are inaccurate, that the Company will be able to recover damages from the seller in an amount sufficient to fully compensate the Company for any resulting losses. The Company expects that future acquisitions will present at least the same risks to the Company as its prior acquisitions.

         An important aspect of the Company's acquisition program is the assimilation of subscriber accounts into the Company's operations after purchase. Depending on the size, frequency and location of acquisitions, the assimilation of subscribers may adversely affect the provision of field repair services to existing subscribers, which may cause subscriber attrition to increase. In addition, if the Company's corporate or branch operations fail to assimilate a substantial portion of acquired subscriber accounts, the Company may experience higher attrition in the future.

         History of Losses. The Company incurred losses attributable to common stock of $11.3 million for the nine months ended June 30, 1996, $18.5 million for fiscal 1995, $9.2 million for fiscal 1994, $4.6 million for fiscal 1993 and $5.0 million for fiscal 1992. ("Losses attributable to common stock" means the Company's net loss, less dividends payable on preferred stock.) These losses reflect, among other factors, the substantial charges incurred by the Company for amortization of purchased subscriber accounts, interest incurred on the Company's indebtedness and extraordinary losses on early extinguishment of debt. Such charges, with the exception of the extraordinary losses, will increase as the Company continues to purchase subscriber accounts, if the Company's indebtedness increases, or if interest rates increase. The Company's earnings have been insufficient to cover its fixed charges since the Company was formed, and there can be no assurance that the Company will attain profitable operations.

         Risks Related to the Dealer Program. During fiscal 1995 and the first nine months of fiscal 1996, the Company increased its emphasis on the Dealer Program, which became a more significant source of growth than in prior years. The Company expects that this emphasis will continue. Several of the Company's competitors also have dealer programs, and there can be no assurance that the Company will be able to retain or expand its current dealer base or that competitive offers to the Company's dealers will not require the Company to pay higher prices to the Company's dealers for subscriber accounts than previously paid. The Company's five highest producing dealers generated 47.0% of the total subscriber accounts purchased by the Company through the Dealer Program in the first nine months of fiscal 1996. The loss of any of such dealers would negatively impact the Company's subscribers, revenues and cash flows from operations.

         Need for Additional Capital. In fiscal 1995 and the first nine months of fiscal 1996, the Company invested a total of $138.9 million in acquisitions of portfolios of subscriber accounts and purchases of subscriber accounts through the Dealer Program. Net cash provided by operating activities totaled $25.1 million during such period, and the Company used borrowings under the Revolving Credit Facility and proceeds from offerings of debt and equity securities to fund the remainder of the Company's investing activities. The Company intends to continue to pursue subscriber account growth through the Dealer Program and acquisitions. As a result, the Company will be required to seek additional funding from additional borrowing under the Revolving Credit Facility and the sale of additional securities in the future, which may lead to higher leverage or the dilution of then existing holders' investment in the equity of POI. See "Risks Related to High Leverage." Any inability of the Company to obtain funding through external financings is likely to adversely affect the Company's ability to increase its subscribers, revenues and cash flows from operations. There can





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be no assurance that external funding will be available to the Company on attractive terms or at all.

         Management of Growth. The Company's business strategy is to grow rapidly through the addition of subscriber accounts. This expansion has placed and will continue to place substantial demands on the Company's management and operational resources and system of financial and internal controls. The Company's future operating results will depend in part on the Company's ability to continue to implement and improve the Company's operating and financial controls and to expand, train and manage the Company's employee base. Significant changes in quarterly revenues and costs may result from the Company's execution of its business strategy, resulting in fluctuating financial results. Additionally, management of growth may limit the time available to the Company's management to attend to other operational, financial and strategic issues.

         Attrition of Subscriber Accounts. The Company experiences attrition of subscriber accounts as a result of, among other factors, relocation of subscribers, adverse financial and economic conditions, and competition from other alarm service companies. In addition, the Company loses certain accounts, particularly acquired accounts, to the extent the Company does not service those accounts adequately or does not assimilate new accounts into the Company's operations. An increase in such attrition could have a material adverse effect on the Company's revenues and earnings.

         When acquiring accounts, the Company seeks to withhold a portion of the purchase price as a partial reserve against excess subscriber attrition.
If the actual attrition rate for the accounts acquired is greater than the rate assumed by the Company at the time of the acquisition, and the Company is unable to recoup its damages from the portion of the purchase price held back from the seller, such attrition could have a material adverse effect on the Company's financial condition or results of operations. There can be no assurance that the Company will be able to obtain purchase price holdbacks in future acquisitions, particularly acquisitions of large portfolios. The Company is not aware of any reliable historical data relating to account attrition rates prepared by companies from whom the Company has acquired accounts, and the Company has no assurance that actual account attrition for acquired accounts will not be greater than the attrition rate assumed or historically incurred by the Company. In addition, because some acquired accounts are prepaid on an annual, semiannual or quarterly basis, attrition may not become evident for some time after an acquisition is consummated.

         At June 30, 1996, the cost of subscriber accounts and intangible assets, net of previously accumulated amortization, was $238.9 million, which constituted 87.1% of the book value of the Company's total assets. The Company's purchased subscriber accounts are amortized on a straight-line basis over the estimated life of the related revenues. To estimate such life, the Company first determines gross subscriber attrition, defined by the Company for a period as a quotient, the numerator of which is equal to the number of subscribers who disconnect services during such period and the denominator of which is the average of the number of subscribers at each month end during such period. Gross subscriber attrition was 18.6% and 19.9% for the twelve months ended June 30, 1995 and 1996, respectively. The Company offsets gross attrition by adding new accounts from subscribers who move into premises previously occupied by Company subscribers and in which security alarm systems are installed, conversions of accounts that were previously monitored by other alarm companies to the Company's monitoring services and accounts for which the Company obtains a guarantee from the seller that provides for the Company to "put" back to the seller canceled accounts. The resulting figure is used as a guideline to determine the estimated life of subscriber revenues. It is the Company's policy to review periodically actual account attrition and, when necessary, adjust the remaining estimated lives of the Company's purchased accounts to reflect assumed future attrition. In fiscal 1993, the Company made such an adjustment to the estimated life of subscriber accounts, reducing such estimated life from 12 years to 10 years. There could be a material adverse effect on the Company's results of operations and financial condition if actual account attrition significantly exceeds assumed attrition and the Company has to make further adjustments with respect to the amortization of purchased subscriber accounts.

         Impact of Accounting Differences for Account Purchases and New Installations. A difference between the accounting treatment of the purchase of subscriber accounts (including both purchases of subscriber account portfolios and purchases under ongoing agreements with independent alarm dealers) and the accounting treatment of the generation of subscriber accounts through direct sales by the Company's sales





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force has a significant impact on the Company's results of operations.  All direct external costs associated with purchases of subscriber accounts are capitalized and amortized over 10 years on a straight-line basis. Also included in capitalized costs are certain acquisition transition costs that reflect the Company's estimate of costs associated with incorporating the purchased subscriber accounts into the Company's operations. Such costs include costs incurred by the Company in fulfilling the seller's pre-acquisition obligations to the acquired subscribers, such as providing warranty repair services. In contrast, all of the Company's costs related to the marketing, sales and installation of new alarm monitoring systems generated by the Company's sales force are expensed in the period in which such activities occur. The Company's marketing, sales and installation expenses for new systems generally exceed installation revenues.

         The Company's purchase activity increased significantly during fiscal 1994, fiscal 1995 and the first nine months of fiscal 1996. See "Risks Related to Acquisitions." In addition, during those periods the Company reduced the Company's sales of new systems and related marketing expenditures. As a result of the difference in the methods by which such activities are accounted for, the combined effect of these two factors was to improve operating results during fiscal 1994, fiscal 1995 and the first nine months of fiscal 1996. The Company does not expect to further reduce sales of new systems by Company personnel and related marketing expenditures in the remainder of fiscal 1996 or in fiscal 1997. There can be no assurance that the Company will not increase its emphasis on the marketing and sales of new alarm system installations in the future, particularly in connection with a joint venture or other strategic alliance; any such increase could adversely affect results of operations. The Company anticipates that subscriber accounts added through the co-branded program with PacifiCorp will be purchased through the Dealer Program rather than generated through sales of new alarm systems by Company personnel.

         Possible Adverse Effect of "False Alarm" Ordinances. According to certain data concerning the residential security alarm market prepared in December 1995 by J.P. Freeman & Co., approximately 97% of alarm activations that result in the dispatch of police or fire department personnel are not emergencies, and thus are "false alarms." Significant concern has arisen in certain municipalities about this high incidence of false alarms. This concern could cause a decrease in the likelihood or timeliness of police response to alarm activations and thereby decrease the propensity of consumers to purchase or maintain alarm monitoring services.

         A number of local governmental authorities have considered or adopted various measures aimed at reducing the number of false alarms. Such measures include (i) subjecting alarm monitoring companies to fines or penalties for transmitting false alarms, (ii) licensing individual alarm systems and the revocation of such licenses following a specified number of false alarms, (iii) imposing fines on alarm subscribers for false alarms, (iv) imposing limitations on the number of times the police will respond to alarms at a particular location after a specified number of false alarms, and (v) requiring further verification of an alarm signal before the police will respond. Enactment of such measures could adversely affect the Company's future business and operations.

         Possible Adverse Effect of Future Government Regulations; Risks of Litigation. The Company's operations are subject to a variety of laws, regulations and licensing requirements of federal, state and local authorities. In certain jurisdictions, the Company is required to obtain licenses or permits, to comply with standards governing employee selection and training, and to meet certain standards in the conduct of the Company's business. The loss of such licenses, or the imposition of conditions to the granting or retention of such licenses, could have a material adverse effect on the Company.

         The Company's advertising and sales practices are regulated by both the Federal Trade Commission and state consumer protection laws. Such regulations include restrictions on the manner in which the Company promotes the sale of security alarm systems and the obligation of the Company to provide purchasers of alarm systems with certain rescission rights. Although the Company believes that it has complied with these regulations in all material respects, there can be no assurance that none of these regulations was violated in connection with the solicitation of the Company's existing subscriber accounts, particularly with respect to accounts acquired from third parties, or that no such violation will occur in the future.





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         From time to time, subscribers have submitted complaints to state and local authorities regarding the Company's sales and billing practices, which in some instances have resulted in discussions with, or actions by, such authorities. In August 1994, as a result of certain complaints by subscribers, three California governmental authorities brought an action against the Company, and concurrently settled such action. In connection with the settlement of such action, the Company agreed to the filing of an injunction requiring the Company to provide notices of certain increases in charges for its services and to comply with certain restrictions in its marketing, billing and collection activities, and paid restitution to subscribers in the amount of $31,000 and civil penalties of $30,000. Any violation by the Company of the terms of such injunction could have a material adverse effect on the Company.

         The Company does not believe that any of the investigations or actions described herein has had or will have a material adverse effect on the Company. However, there can be no assurance that other actions that may be taken in the future by these or other authorities as a result of subscriber complaints will not have such adverse effect on the Company.

         Risks of Liability from Operations. The nature of the services provided by the Company potentially exposes it to greater risks of liability for employee acts or omissions or system failure than may be inherent in other businesses. Most of the Company's alarm monitoring agreements and other agreements pursuant to which the Company sells its products and services contain provisions limiting liability to subscribers in an attempt to reduce this risk. However, in the event of litigation with respect to such matters there can be no assurance that these limitations will be enforced, and the costs of such litigation could have an adverse effect on the Company.

         The Company's alarm response and patrol services require Company personnel to respond to emergencies that may entail risk of harm to such employees and to others. In most cities in which the Company provides such services, the Company's patrol officers carry firearms, which may increase such risk. Although the Company screens and trains its employees, the provision of alarm response service subjects the Company to greater risks related to accidents or employee behavior than other types of businesses. Reduction of police participation in the handling of emergencies could expose the Company's patrol officers to greater hazards and further increase the Company's risk of liability.

         The Company carries insurance of various types, including general liability and errors and omissions insurance providing coverage of $15.0 million on both an aggregate and a per claim basis. The loss experience of the Company and other security service companies may affect the availability and cost of such insurance. Certain of the Company's insurance policies and the laws of some states may limit or prohibit insurance coverage for punitive or certain other types of damages, or liability arising from gross negligence.

         Geographic Concentration. The Company's existing subscriber base is geographically concentrated in certain metropolitan areas and surrounding suburbs in the seven western states in which the Company operates. Accordingly, the performance of the Company may be adversely affected by regional or local economic conditions.

         As a result of acquisitions or strategic alliances, the Company may from time to time expand its operations into regions outside of the Company's current operating area. The acquisition of subscriber accounts in other regions, or in metropolitan areas in which the Company does not currently have subscribers, requires an investment by the Company in local branches and personnel necessary to service such accounts. In order for the Company to expand successfully into a new area, the Company must obtain a sufficient number, and density, of subscriber accounts in such area to support the additional investment. There can be no assurance that an expansion into new geographic areas would generate operating profits.

         Competition. The security alarm industry is highly competitive and highly fragmented. The Company competes with larger national companies, as well as smaller regional and local companies, in all of the Company's operations. Furthermore, new competitors are continuing to enter the industry and the Company may encounter additional competition from such future industry entrants.





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         Certain of the Company's current competitors have, and new competitors may have, greater financial resources than the Company. In addition, other alarm services companies have adopted a strategy similar to the Company's that entails the aggressive purchase of alarm monitoring accounts both through acquisitions of account portfolios and through dealer programs. Some of these companies may be willing to offer higher prices than the Company is prepared to offer to purchase subscriber accounts. The effect of such competition may be to reduce the purchase opportunities available to the Company, thus reducing the Company's rate of growth, or to increase the price paid by the Company for subscriber accounts, which would adversely affect the Company's return on investment in such accounts and the Company's results of operations.

         Dependence Upon Senior Management. The success of the Company's business is largely dependent upon the active participation of the Company's executive officers. The loss of the services of one or more of such officers for any reason may have a material adverse effect on the Company's business.

         Effect of Change of Control and Fundamental Change. At the option of the holders of the Convertible Notes, Monitoring is required to purchase the Convertible Notes at a price initially equal to 106.75% of the principal amount thereof plus accrued and unpaid interest upon the occurrence of any "Fundamental Change" as defined in the Convertible Notes Indenture. In addition, Monitoring is required to make an offer to purchase all of the Discount Notes at a price equal to 101% of their Accreted Value (as defined in the Discount Notes Indenture) on any repurchase date prior to June 30, 1998, or at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to any repurchase date on or after June 30, 1998, upon the occurrence of any "Change of Control" as defined in the Discount Notes Indenture. A "Fundamental Change" and a "Change of Control" also constitute events of default under the Revolving Credit Facility. If such an event were to occur, the Company may not be able to repay all of its obligations that would then become payable.

         In addition to the factors described above, the following factors should be considered carefully in evaluating an investment in the Common Stock, par value $.01 per share, of POI (the "Common Stock"):

         Shares Eligible for Future Sale.   Of the 13,466,671 shares of Common
Stock outstanding at October 16, 1996, 9,799,610 shares were freely tradeable in the public market without any restriction whatsoever, an additional 2,947,526 shares were eligible for sale subject to the volume limitations of Rule 144 under the Securities Act, and 719,535 shares had been registered for resale under the Securities Act. In addition, as of October 16, 1996, (i) an aggregate of 5,766,017 shares of Common Stock were issuable after December 19, 1996 upon conversion of the Convertible Notes at a conversion price of $17.95 per share, (ii) an aggregate of 1,351,158 shares of Common Stock were issuable upon the exercise of outstanding warrants with a weighted average exercise price of $3.19 per share, (iii) an aggregate of 1,272,060 shares of Common Stock were issuable upon the exercise of outstanding options and management performance warrants with a weighted average exercise price of $5.79 per share, and (iv) an aggregate of 34,265 shares were issuable in connection with certain acquisitions of portfolios of alarm accounts, all of which shares are currently registered for sale or resale under the Securities Act. Certain stockholders of the Company also have certain demand and "piggyback" registration rights pursuant to a stockholder's agreement among such stockholders and POI. Sales and potential sales of substantial amounts of Common Stock in the public market could adversely affect the prevailing market price of the Common Stock.

         Dividend Policy, Restrictions on Dividends. POI has never paid any cash dividends on the Common Stock and does not intend to pay any cash dividends in the foreseeable future. POI is dependent upon the receipt of dividends or other distributions from Monitoring to fund POI's operations, and the Credit Agreement and the Discount Notes Indenture restrict POI's ability to declare or pay any dividend on, or make any other distribution in respect of, the Common Stock and do not permit distributions from Monitoring to POI other than for certain specified purposes.

         Possible Volatility of Prices of the Common Stock. The stock market has from time to time experienced extreme price and volume fluctuations that have been unrelated to the operating performance of particular companies. The market prices of the Common Stock may be significantly affected by quarterly variations in the Company's operating results, litigation involving the Company, general trends in the security





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alarm industry, actions by governmental agencies, national economic and stock market conditions, industry reports and other factors, many of which are beyond the control of the Company. Due to all of the foregoing factors, it is likely that the Company's operating results will fall below the expectations of the Company, securities analysts or investors in some future quarter. In such event, the trading price of the Common Stock would likely be materially and adversely affected.

         Effect of Certain Changes and Delaware Anti-takeover Law on Stockholder Values. The provisions of the Convertible Notes and the Discount Notes described above under "--Effect of Change of Control and Fundamental Change", together with certain provisions of Delaware law, could delay or prevent a change in control of the Company, could discourage acquisition proposals and could diminish the opportunities for a stockholder to participate in tender offers, including tender offers at a price above the then current market value of the Common Stock or over a stockholder's cost basis in the Common Stock. In addition, the Board of Directors of POI, without further stockholder approval, may issue preferred stock, which could have the effect of delaying, deferring or preventing a change in control of POI. The issuance of preferred stock could also adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.





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